SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 29, 2004

(Date of earliest event reported)

JOHN DEERE OWNER TRUST 2004

(Issuer of the Notes and the Certificates)

JOHN DEERE RECEIVABLES, INC.

(Originator of the Trust described herein)
(Exact name of registrant as specified in charter)

DELAWARE

(State or other jurisdiction of incorporation)

333-87562

(Commission File Number)

(36-3837230)

(IRS Employer Identification No.)

c/o John Deere Capital Corporation

Suite 600

1 East First Street

Reno, Nevada 89501

(Address of principal executive offices and zip code)

(775) 786-5527

(Registrant’s telephone number, including area code)

Item 5.	Other Events.

The agreements attached as exhibits hereto define the rights of the security holders of the John Deere Owner Trust 2004.

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits

		4.1	Purchase Agreement
		4.2	Trust Agreement
		4.3	Sale and Servicing Agreement
		4.4	Administration Agreement
		4.5	Indenture

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN DEERE OWNER TRUST 2004 JOHN DEERE RECEIVABLES, INC.

	By:	John Deere Capital Corporation (Servicer)

	By:	/s/ James H. Becht
James H. Becht, Secretary

Dated: April 29, 2004

EXHIBIT INDEX

Exhibit No.

4.1         Purchase Agreement

4.2         Trust Agreement

4.3         Sale and Servicing Agreement

4.4         Administration Agreement

4.5         Indenture